UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Applied Materials, Inc. (“Applied”) announces that it has entered into sales agreements with a privately-held corporation based outside the United States (“Buyer”), under which Applied will supply equipment and installation/warranty services for multiple solar factories to be constructed by Buyer. The factories, which will feature Applied SunFab™ thin film tandem junction production equipment, collectively are expected to produce an annual output of solar photovoltaic modules capable of generating electricity on a gigawatt scale. The aggregate purchase price for the equipment and related services (exclusive of post-warranty services) to be provided by Applied under the agreements is approximately US$1.9 billion.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Applied under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Safe Harbor Statement

This report contains forward-looking statements, including those relating to expected performance under and benefits of the agreements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation: demand for solar products, which is subject to many factors, including global economic and market conditions, government policies and incentives relating to renewable energy, technological innovations, the cost of competing sources of energy, and evolving industry standards; Buyer’s ability to timely (i) secure financing for this new business, (ii) obtain required regulatory approvals, (iii) establish operations and infrastructure to support a project of this scale, (iv) complete construction of factories meeting specified requirements, and (v) meet security, payment and other obligations under the agreements; Applied’s ability to (i) successfully develop, deliver and support its broad range of products, (ii) effectively manage the resources, logistics, production capability and supply chain required for this scale of project, (iii) meet factory performance specifications and other obligations under the agreements, and (iv) recruit and retain key employees; and other risks described in Applied’s SEC filings, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date of this report, and Applied undertakes no obligation to update any such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Dated: March 4, 2008

	By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney Senior Vice President, General Counsel and Corporate Secretary